Exhibit 10.1

AMENDMENT NO. 1 TO WARRANT

This Amendment No. 1 to Common Stock Purchase Warrant (this “Amendment”) dated this 25th day of July, 2022, by and among ShiftPixy, Inc., a Wyoming corporation (the “Company”) and Armistice Capital Master Fund Ltd. (the “Holder”).

WHEREAS, the Holder is the holder of an outstanding warrant to purchase up to 34,840,834 shares of common stock of the Company, with an Issue Date of July 19, 2022 (the “Warrant”);

WHEREAS, the Company and the Holder desire to amend the Warrant as more particularly set forth below;

WHEREFORE, the parties do hereby agree as follows:

1.       The “Initial Exercise Date” of the Warrant is hereby amended to be January 19, 2023.

2.       The “Termination Date” of the Warrant is hereby amended to be January 19, 2030.

3.       Except as modified herein, the terms of the Warrant shall remain in full force and effect.

4.       This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and shall be binding upon all parties, their successors and assigns, and all of which taken together shall constitute one and the same Amendment. A signature delivered by facsimile or email shall constitute an original.

[Signature Page Follows]

       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SHIFTPIXY, INC.

By:	/s/ Scott W. Absher
Name: Scott W. Absher
Title: Chief Executive Officer

ARMISTICE CAPITAL MASTER FUND LTD.

By:	/s/ Brian Kohn
Name: Brian Kohn
Title: General Counsel of Armistice Capital, LLC, the Investment Manager